SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 17, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-D
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7214254
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1997-D, a Trust created pursuant to the Pooling Agreement, dated November 21, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated February 17, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
December 15, 2023.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date February 17, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 447,145.69	$ 987,276.91	$185,447,888.38

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.


		Statement to Certificateholders (Page 1 of 2)

		Distribution Date:				1/15/98 	2/17/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL
AMOUNT)

		A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed			8.340625 	5.302239
Investor Certificate Interest Shortfall Distributed			0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall			0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)			1	1
			Investors Certificate Principal Distributed			1.637841 	2.401427
			  Principal Distribution Amount			1.637841 	2.401427
			     Maximum Principal Payment			50.494313 	32.392540
			     Alternative Principal Payment			1.637841 	2.401427
			     Principal Collections less Additional Balances			1.637841 	2.401427
			  Investor Loss Amount Distributed to Investors			0.000000 	0.000000
			  Accelerated Principal Distribution Amount			0.000000 	0.000000
			  Credit Enhancement Draw Amount			0.00 	0.00

			Total Amount Distributed to Certificateholders (P & I)			9.978466 	7.703666

		B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
			Beginning Investor Certificate Balance			"186,200,000.00 "	"185,895,034.07 "
			Ending Investor Certificate Balance			"185,895,034.07 "	"185,447,888.38 "
			Beginning Invested Amount			"186,200,000.00 "	"185,895,034.07 "
			Ending Invested Amount			"185,895,034.07 "	"185,447,888.38 "
Investor Certificateholder Floating Allocation Percentage			98.0000% 	97.9968%
			Pool Factor			0.9983622 	0.9959607
			Liquidation Loss Amount for Liquidated Loans			0.00 	0.00
			Unreimbursed Liquidation Loss Amount			0.00 	0.00

		C.	POOL INFORMATION
			Beginning Pool Balance			"190,000,000.00 "	"189,695,034.07 "
			Ending Pool Balance			"189,695,034.07 "	"189,247,888.38 "
			Servicer Removals form the Trust (Section 2.06)			0.00 	0.00
			Servicing Fee			"79,166.67 "	"79,039.60 "

		D.	INVESTOR CERTIFICATE RATE
			Investor Certificate Rate			5.887500% 	5.793750%
			LIBOR Rate			5.687500% 	5.593750%
			Maximum Rate			5.999836% 	7.055178%

		E.	DELINQUENCY & REO STATUS
			Delinquent 30-59 days
			    No. of Accounts			4 	7
			   Trust Balances			"130,807.44 "	"179,126.19 "
			Delinquent 60-89 days
			    No. of Accounts			2 	2
			   Trust Balances			780.00 	"49,162.67 "
			Delinquent 90+ days
			    No. of Accounts			0 	1
			   Trust Balances			0.00 	200.00
			Delinquent 9+ Months
			    No. of Accounts			0 	0
			   Trust Balances			0 	0
			REO
			    No. of Accounts			0 	0
			   Trust Balances			0.00 	0.00


		Statement to Certificateholders (Page 2 of 2)

		Distribution Date:				1/15/98 	2/17/98

"IN WITNESS WHEREOF, the undersigned has caused this Certificate
to be duly executed"				"this 8th day of February, 1998."


Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

			       _______________________________________

			        Sam Ilagan
			        Vice-President























					Distribution List:

Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
Peter Cerwin - Merrill Lynch	Richard Marron - Countrywide Home Loans
Lisa Fitzpatrick - Merrill Lynch	Dave Walker - Countrywide Home Loans
Jose Baltasar - Countrywide Home Loans
Dianne Barrella - Countrywide Home Loans
Richard Pohl - Countrywide Home Loans


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-D



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Assistant Vice President

Dated: February 28, 1998